UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 25, 2011

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                           000-29649                   91-1922863
--------------------          ---------------------------    ------------------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
                  --------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (250) 477-9969
                                                      ---------------

                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     The annual meeting of Flexible Solutions' shareholders was held on August 25, 2011. At the meeting the following persons were elected as directors for the upcoming year:

                Name                  Votes For       Votes Withheld
                ----                  ---------       --------------

            Daniel O'Brien             6,542,593            0
            Dr. Robert O'Brien         6,542,593            0
            John H. Bientes            6,542,593            0
            Dale Friend                6,542,593            0


     At the meeting the following proposals were ratified by the shareholders.

     (1) to approve an option granted to Daniel O'Brien which allows Mr. O'Brien to purchase 150,000 shares of the Company's common stock at a price of $1.50 per share. Options to purchase 30,000 shares would be exercisable on December 31, 2011, December 31, 2012, December 31, 2013, December 31, 2014 and December 31, 2015. All options expire on January 1, 2016;

     (2) to approve an option granted to Dr. Robert O'Brien which allows Dr. O'Brien to purchase 30,000 shares of the Company's common stock at a price of $1.50 per share. . Options to purchase 10,000 shares would be exercisable on December 31, 2011, December 31, 2012 and December 31, 2013. All options expire on January 1, 2016;

     (3) to approve an option granted to John Bientjes which allows Mr. Bientjes to purchase 5,000 shares of the Company's common stock at a price of $1.50 per share at any time after December 31, 2011 and on or before January 1, 2016;

     (4) to approve an option granted to Dale Friend which allows Ms. Friend to purchase 5,000 shares of the Company's common stock at a price of $1.50 per share at any time after December 31, 2011 and on or before January 1, 2016, and

     (5) to approve on an advisory basis, the compensation of the Company's executive officers.

     (6) to approve on an advisory basis, the frequency of advisory votes on the compensation of the Company's executive officers.

     (7) to approve the appointment of Meyers, Norris, Penny, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011;

     The following is a tabulation of votes cast with respect to these proposals:

                               Votes
                  -----------------------------        Broker
    Proposal      For        Against    Abstain      Non-Votes
    --------      ---        -------    -------      ---------

      1.       6,323,000     219,593         0            0
      2.       6,323,000     219,593         0            0
      3.       6,323,000     219,593         0            0
      4.       6,323,000     219,593         0            0
      5.       6,323,000     219,593         0            0
      7.       6,542,593     0               0            0


    Proposal     1 Year       2 Year      3 Year    Abstain    Broker Non-Votes
    --------     ------       ------      ------    --------   ----------------

      6.       6,542,593         0          0          0               0

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 26, 2011

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By: /s/ Daniel B. O'Brien
                                     --------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer

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